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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported)                 July 26, 2002


                            Commission File #0-18018



                              AEROVOX INCORPORATED
             (Exact name of registrant as specified in its charter)



                 Delaware                                76-0254329
                 --------                                ----------
      (State or other jurisdiction of                 (I.R.S.Employer
       incorporation or organization)                Identification No.)


             800 Purchase Street - Suite 450, New Bedford, MA 002740
             -------------------------------------------------------
               (Address of principal executive offices)    Zip Code)

                                 (508) 992-5066
                                 --------------
                          Registrant's telephone number

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ITEM  2. DISPOSITION OF ASSETS

On July 26, 2002, pursuant to an auction held in the U.S. Bankruptcy Court for the District of Massachusetts, Eastern Division on June 4, 2002, Aerovox Incorporated ("the Company") sold its film capacitor and EMI filter manufacturing business to Parallax Power Components LLC ("Parallax").

The winning bid awarded to Parallax totaled $6.7 million, paid in cash. The assets sold included all of the equipment and inventory assets related to the Company's film capacitor and EMI filter manufacturing businesses located in New Bedford, Massachusetts, El Paso, Texas, Juarez Mexico and certain warehouses in the United States. Additionally, the Company sold certain intangible assets including a number of patents, engineering documents and the trade name "Aerovox". See the Amended and Restated Asset Purchase Agreement ("APA"), schedules to the APA and other related agreements included in this Form 8-K as Exhibits 2.2 through 2.15 for a definitive description of the assets sold.

A copy of the Bankruptcy Court order, dated June 12, 2002, authorizing the transaction between the Company and Parallax, is attached as Exhibit 2.1 to this Form 8-K.

The cash proceeds from the sale will be used to satisfy a portion of the amounts owed to the Company's creditors. It is management's opinion that the proceeds from these sales of assets combined with the proceeds from prior asset sales will not satisfy the Company's debts owed to its secured and unsecured creditors; therefore, a return of proceeds to the Company's shareholders is not anticipated.

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ITEM 7. EXHIBITS
(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits.

Exhibit
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  No.                               Description
  --                                -----------
  2.1 Bankruptcy Court order dated June 4, 2002, authorizing the sale of assets to Parallax Power Components LLC
  2.2    Amended and Restated Asset Purchase Agreement
  2.3    Schedule 1.1(a) Assignment and Assumption Agreement
  2.4    Schedule 1.1(b) Bill of Sale
  2.5    Schedule 2.1(a) Tangible Personal Property
  2.6    Schedule 2.3 Assumed Contracts
  2.7    Schedule 2.6 Inventory
  2.8    Schedule 4.6 Labor Relations
  2.9    Schedule 4.12 Inventory Locations
 2.10    Schedule 4.13 Permits
 2.11    Building Sublease
 2.12    Patent Assignment
 2.13    Trademark Assignment
 2.14    Noncompete Agreement
 2.15    IT Access Agreement
 2.16    Purchase Price Receipt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;

                                       AEROVOX INCORPORATED


DATE September 26, 2002                BY /s/ F. RANDAL HUNT
                                       ---------------------
                                       F. Randal Hunt, Senior Vice President and
                                       Chief Financial Officer